UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 02, 2011 (Date of earliest event reported)
U.S. Concrete, Inc. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	001-34530 (Commission File Number)	76-0586680 (IRS Employer Identification Number)

2925 Briarpark, Suite 1050 (Address of principal executive offices)		77042 (Zip Code)
713-499-6222 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 2.02 Results of Operations and Financial Condition.

On March 2, 2011, U.S. Concrete, Inc. issued a press release announcing its fourth quarter and year-end 2010 financial results. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of U.S. Concrete, Inc. dated March 02, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 02, 2011	U.S. CONCRETE, INC. By: /s/ Curt Lindeman Curt Lindeman Vice President & General Council

Exhibit Index
Exhibit No.	Description
99.1	Press Release of U.S. Concrete, Inc. dated March 02, 2011